SERVICE AGREEMENT NO. 37813
CONTROL NO. 930905-001

GTS  SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and DELTA NATURAL GAS CO., INC. – CUMBERLAND ("Buyer").

WITNESSETH:  That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Service to be Rendered.  Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission.  The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission.  Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations.  Buyer warrants that service hereunder is being provided on behalf of Buyer.

Section 2.  Term.  Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2008, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter.  Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3.  Rates.  Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4.  Notices.  Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:  Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 3617 Lexington Road, Winchester, KY  40391, Attention:  President, Treasurer & CEO, until changed by either party by written notice.

SERVICE AGREEMENT NO. 37813
CONTROL NO. 930905-001

GTS  SERVICE AGREEMENT (cont'd)

Section 5.  Prior Service Agreements.  This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service Agreements:

SGS Service Agreement No. 31084, effective February 4, 1985, as it may have been amended, providing for a bundled sales, transportation and storage service under the SGS Rate Schedule.

The terms of Service Agreement No. 37813 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 37813 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

DELTA NATURAL GAS CO., INC./CUMBERLAND

By           /s/Alan L. Heath

Title           Vice President – Operations and Engineering

COLUMBIA GAS TRANSMISSION CORPORATION

By           /s/ S. M. Warnick

Title           Vice President

Appendix A to Service Agreement No.	37813	Revision No. 2

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc. Cumberland Division

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Storage Contract Quantity Dth	Annual GTS Quantity Dth/year	Recurrence Interval

November 1, 1993	October 31, 2010	5,400		98,200	1/1 – 12/31

July 17, 2003	October 31, 2010	5,400	177,662	98,200	1/1 – 12/31

November 1, 2010	October 31, 2015	5,400	177,662	98,200	1/1 – 12/31

Primary Receipt Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Minimum Receipt Pressure Obligation (psig) 1/	Recurrence Interval
November 1, 1993	October 31, 2010	801	TCO – LEACH			1,800		1/1 – 12/31

November 1, 2010	October 31, 2015	801	TCO - LEACH	801	TCO – LEACH	1,800		1/1 – 12/31

November 1, 1993	October 31, 2010	STOR	RP Storage Point TCO			0		1/1 – 12/31

November 1, 2010	October 31, 2015	STOR	RP Storage Point TCO			0		1/1 – 12/31

Appendix A to Service Agreement No.			37813			Revision No. 2

Under Rate Schedule			GTS
Between (Transporter)			Columbia Gas Transmission, LLC
and (Shipper)			Delta Natural Gas Company, Inc. Cumberland Division
Primary Delivery Points
Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery (Dth/Day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval
November 1, 1993	October 31, 2010	34	Delta Natural Cumberland			5,400		1/1 – 12/31

November 1, 2010	October 31, 2015	34	Delta Natural Cumberland	805992	Manchester	5,100	265	1/1 – 12/31

November 1, 2010	October 31, 2015	34	Delta Natural Cumberland	832867	Beattyville	300	230	1/1 – 12/31

November 1, 1993	October 31, 2010	STOR	RP Storage Point TCO			0		1/1 – 12/31

November 1, 2010	October 31, 2015	STOR	RP Storage Point TCO			0		1/1 – 12/31

1/           Application of MDDOs and/or minimum pressure and/or hourly flowrate shall be as follows:

COMMENT CODE:  GFN1                                           UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION.  ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

Appendix A to Service Agreement No.	37813	Revision No. 2

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc. Cumberland Division

COMMENT CODE:  GFN1                                           UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION.  ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

COMMENT CODE:  FN00

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points.

_____ Yes       __X__ No (Check applicable blank)  Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC  Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j).  Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

Service changes pursuant to this Appendix A, Revision No. 2 shall become effective as of November 01, 2010.  This Appendix A, Revision No. 2 shall cancel and supersede the previous Appendix A, Revision No. 1 effective as of November 01, 1993, to the Service Agreement referenced above.  With the exception of this Appendix A, Revision No. 2, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Delta Natural Gas Company, Inc., Cumberland Division                                         Columbia Gas Transmission, LLC

By:           Stephen York                                                                                                By:           Mark Wilke
Its:           Agent                                                                                            Its:           Director Commercial Services
Date:        April 27, 2010                                                                                                Date:       April 27, 2010

SERVICE AGREEMENT NO. 37814
CONTROL NO. 930905-010

GTS  SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and DELTA NATURAL GAS CO., INC. – STANTON ("Buyer").

WITNESSETH:  That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Service to be Rendered.  Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission.  The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission.  Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations.  Buyer warrants that service hereunder is being provided on behalf of Buyer.

Section 2.  Term.  Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2008, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter.  Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3.  Rates.  Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4.  Notices.  Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:  Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 3617 Lexington Road, Winchesters, KY  40391, Attention:  President, Treasurer & CEO, until changed by either party by written notice.

SERVICE AGREEMENT NO. 37814
CONTROL NO. 930905-010

GTS SERVICE AGREEMENT (cont'd)

Section 5.  Prior Service Agreements.  This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service Agreements:

SGS Service Agreement No. 31085, effective February 4, 1985, as it may have been amended, providing for a bundled sales, transportation and storage service under the SGS Rate Schedule.

The terms of Service Agreement No. 37814 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 37815 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

DELTA NATURAL GAS CO., INC./STANTON

By           /s/Alan L. Heath

Title           Vice President – Operations and Engineering

COLUMBIA GAS TRANSMISSION CORPORATION

By           /s/ S. M. Warnick

Title           Vice President

Appendix A to Service Agreement No.	37814	Revision No. 4

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc., Stanton Division

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Storage Contract Quantity Dth	Annual GTS Quantity Dth/year	Recurrence Interval

November 1, 1993	August 3, 2009	6,663		72,874	1/1 – 12/31

July 17, 2003	August 3, 2009	6,663	83,255	72,874	1/1 – 12/31

August 4, 2009	October 31, 2010	6,663	83,255	72,874	1/1 – 12/31

November 1, 2010	October 31, 2015	6,663	83,255	72,874	1/1 – 12/31

Primary Receipt Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Minimum Receipt Pressure Obligation (psig) 1/	Recurrence Interval
November 1, 1993	August 3, 2009	733075	Anderson Hollow			4,133		1/1 – 12/31

November 1, 1993	August 3, 2009	801	TCO – LEACH			843		1/1 – 12/31

August 4, 2009	October 31, 2010	801	TCO – LEACH	801	TCO – LEACH	4,976

November 1, 2010	October 31, 2015	801	TCO – LEACH	801	TCO – LEACH	4,976		1/1 – 12/31

November 1, 1993	August 3, 2009	STOR	RP Storage Point TCO			0		1/1 – 12/31

August 4, 2009	October 31, 2010	STOR	RP Storage Point TCO			0		1/1 – 12/31

November 1, 2010	October 31, 2015	STOR	RP Storage Point TCO					1/1 – 12/31
Appendix A to Service Agreement No.		37814				Revision No. 4

Under Rate Schedule		GTS
Between (Transporter)		Columbia Gas Transmission, LLC
and (Shipper)		Delta Natural Gas Company, Inc., Stanton Division

Primary Delivery Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery (Dth/Day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval
November 1, 1993	August 3, 2009	35	Delta Natural Stanton			2,530		1/1 – 12/31

August 4, 2009	October 31, 2010	35	Delta Natural Stanton	800803	Stanton	2,530	200	1/1 – 12/31

November 1, 2010	October 31, 2015	35	Delta Natural Stanton	800803	Stanton	2,530	200	1/1 – 12/31

November 1, 1993	August 3, 2009	801	TCO - Leach			4,133		1/1 – 12/31

August 4, 2009	October 31, 2010	801	TCO – Leach	801	TCO – Leach	4,133		1/1 – 12/31

November 1, 2010	October 31, 2015	801	TCO – Leach	801	TCO – Leach	4,133		1/1 – 12/31

November 1, 1993	August 3, 2009	STOR	RP Storage Point TCO			0		1/1 – 12/31

August 4, 2009	October 31, 2010	STOR	RP Storage Point TCO			0		1/1 – 12/31

November 1, 2010	October 31, 2015	STOR	RP Storage Point TCO			0		1/1 – 12/31

1/           Application of MDDOs and/or minimum pressure and/or hourly flowrate shall be as follows:

Appendix A to Service Agreement No.	37814	Revision No. 4

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc., Stanton Division

COMMENT CODE:  GFN1                                           UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION.  ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

COMMENT CODE:  GFN1                                           UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER, SELLER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN SELLER AND BUYER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION.  ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN SELLER AND BUYER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points.

_____ Yes       __X__ No (Check applicable blank)  Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC  Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j).  Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

Service changes pursuant to this Appendix A, Revision No. 4 shall become effective as of November 01, 2010.  This Appendix A, Revision No. 4 shall cancel and supersede the previous Appendix A, Revision No. 3 effective as of August 04, 2009, to the Service Agreement referenced above.  With the exception of this Appendix A, Revision No. 4, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Appendix A to Service Agreement No.	37814	Revision No. 4

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc., Stanton Division

Delta Natural Gas Company, Inc., Stanton Division                                                 Columbia Gas Transmission, LLC

By:           Stephen York                                                                                                By:           Mark Wilke
Its:           Agent                                                                                            Its:           Director Commercial Services
Date:       April 28, 2010                                                                                             Date:           April 27, 2010

SERVICE AGREEMENT NO. 37815
CONTROL NO. 930905-013

GTS  SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of November, 1993, by and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and DELTA NATURAL GAS CO., INC. – WINCHESTER ("Buyer").

WITNESSETH:  That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1.  Service to be Rendered.  Seller shall perform and Buyer shall receive service in accordance with the provisions of the effective GTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission.  The maximum obligation of Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission.  Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations.  Buyer warrants that service hereunder is being provided on behalf of Buyer.

Section 2.  Term.  Service under this Agreement shall commence as of November 1, 1993, and shall continue in full force and effect until October 31, 2008, and from year-to-year thereafter unless terminated by either party upon six (6) months' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter.  Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3.  Rates.  Buyer shall pay Seller the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4.  Notices.  Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:  Director, Transportation and Exchange and notices to Buyer shall be addressed to it at 3617 Lexington Road, Winchester, KY  40391, Attention:  President, Treasurer & CEO, until changed by either party by written notice.

SERVICE AGREEMENT NO. 37815
CONTROL NO. 930905-013

GTS SERVICE AGREEMENT (cont'd)

Section 5.  Prior Service Agreements.  This Agreement is being entered into by the parties hereto pursuant to the Commission's Order No. 636 and its orders dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No. 636 compliance filing and relates to the following existing Service Agreements:

SGS Service Agreement No. 31086, effective February 4, 1985, as it may have been amended, providing for a bundled sales, transportation and storage service under the SGS Rate Schedule.

The terms of Service Agreement No. 37815 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 37815 shall prejudice any recoupment or other rights that Buyer may have under or with respect to the above-referenced Service Agreements.

DELTA NATURAL GAS CO., INC./WINCHESTER

By           /s/Alan L. Heath

Title           Vice President – Operations and Engineering

COLUMBIA GAS TRANSMISSION CORPORATION

By           /s/ S. M. Warnick

Title           Vice President

Appendix A to Service Agreement No.	37815	Revision No. 3

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc.

Transportation Demand

Begin Date	End Date	Transportation Demand Dth/day	Storage Contract Quantity Dth	Annual GTS Quantity Dth/year	Recurrence Interval

November 1, 1993	October 31, 2010	4,950		117,101	1/1 – 12/31

September 1, 2003	October 31, 2010	4,950	162,857	117,101	1/1 – 12/31

November 1, 2010	October 31, 2015	4,950	162,857	117,101	1/1 – 12/31

Primary Receipt Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Quantity (Dth/Day)	Minimum Receipt Pressure Obligation (psig) 1/	Recurrence Interval
November 1, 1993	October 31, 2010	801	TCO – Leach	801	TCO - Leach	1,650		1/1 – 12/31

November 1, 2010	October 31, 2015	801	TCO - Leach	801	TCO - Leach	1,650		1/1 – 12/31

November 1, 1993	October 31, 2010	STOR	RP Storage Point TCO			0		1/1 – 12/31

November 1, 2010	October 31, 2015	STOR	RP Storage Point TCO			0		1/1 – 12/31

Appendix A to Service Agreement No.	37815	Revision No. 3

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc.

Primary Delivery Points

Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/Day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval
November 1, 1993	October 31, 2010	36-10	Delta Natural Winchester	803545	Delta - Owingsville	1,030		1/1 – 12/31

November 1, 2010	October 31, 2015	36-10	Delta Natural Winchester	803545	Delta - Owingsville	1,030		1/1 – 12/31

November 1, 1993	October 31, 2010	36-10	Delta Natural Winchester	803564	Sharpsburg Delta	220		1/1 – 12/31

November 1, 2010	October 31, 2015	36-10	Delta Natural Winchester	803564	Sharpsburg Delta	220		1/1 – 12/31

November 1, 1993	October 31, 2010	36-12	Delta Natural Winchester	800809	Kingston Terrill	2,270	200	1 – 12/31

November 1, 2010	October 31, 2015	36-12	Delta Natural Winchester	800809	Kingston Terrill	2,270	200	1/1 – 12/31

November 1, 1993	October 31, 2010	36-12	Delta Natural Winchester	803563	Camargo	340		1/1 – 12/31

November 1, 2010	October 31, 2015	36-12	Delta Natural Winchester	803563	Camargo	340		1/1 – 12/31

November 1, 1993	October 31, 2010	36-14	Delta Natural Winchester	803544	Frenchburg	280	150	1/1 – 12/31

November 1, 2010	October 31, 2015	36-14	Delta Natural Winchester	803544	Frenchburg	280	150	1/1 – 12/31

Appendix A to Service Agreement No.	37815	Revision No. 3

Under Rate Schedule	GTS
Between (Transporter) and (Shipper)	Columbia Gas Transmission, LLC Delta Natural Gas Company, Inc.

Primary Delivery Points
Begin Date	End Date	Scheduling Point No.	Scheduling Point Name	Measuring Point No.	Measuring Point Name	Maximum Daily Delivery Obligation (Dth/Day) 1/	Minimum Delivery Pressure Obligation (psig) 1/	Recurrence Interval

November 1, 1993	October 31, 2010	47	Delta Natural Winchester	804148	Delta Natural Gas	500		1/1 – 12/31

November 1, 2010	October 31, 2015	47	Delta Natural Winchester	804148	Delta Natural Gas	500		1/1 – 12/31

November 1, 1993	October 31, 2010	53	Delta Natural Winchester	803512	Delta – N. Middletown	310	100	1/1 – 12/31

November 1, 2010	October 31, 2015	53	Delta Natural Winchester	803512	Delta – N. Middletown	310	100	1/1 – 12/31

November 1, 1993	October 31, 2010	STOR	RP Storage Point TCO			0		1/1 – 12/31

November 1, 2010	October 31, 2015	STOR	RP Storage Point TCO			0		1/1 – 12/31

1/           Application of MDDOs and/or minimum pressure and/or hourly flowrate shall be as follows:

COMMENT CODE:  GFN1                                           UNLESS STATION SPECIFIC MDDOS ARE SPECIFIED IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, TRANSPORTER'S AGGREGATE MAXIMUM DAILY DELIVERY OBLIGATION, UNDER THIS AND ANY OTHER SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER, AT THE STATIONS LISTED ABOVE SHALL NOT EXCEED THE MDDO QUANTITIES SET FORTH ABOVE FOR EACH STATION.  ANY STATION SPECIFIC MDDOS IN A SEPARATE FIRM SERVICE AGREEMENT BETWEEN TRANSPORTER AND SHIPPER SHALL BE ADDITIVE TO THE INDIVIDUAL STATION MDDOS SET FORTH ABOVE.

Appendix A to Service Agreement No.	37815	Revision No. 3

Under Rate Schedule	GTS
Between (Transporter)	Columbia Gas Transmission, LLC
and (Shipper)	Delta Natural Gas Company, Inc,

The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Transporter's Tariff is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points.

_____ Yes       __X__ No (Check applicable blank)  Shipper has a contractual right of first refusal equivalent to the right of first refusal set forth from time to time in Section 4 of the General Terms and Conditions of Transporter's FERC  Gas Tariff.

_____ Yes       __X__ No (Check applicable blank)  This Service Agreement covers interim capacity sold pursuant to the provisions of General Terms and Conditions Section 4.2(j).  Right of first refusal rights, if any, applicable to this interim capacity are limited as provided for in General Terms and Conditions Section 4.2(j).

Service changes pursuant to this Appendix A, Revision No. 3 shall become effective as of November 01, 2010.  This Appendix A, Revision No. 3 shall cancel and supersede the previous Appendix A, Revision No. 2 effective as of November 01, 1993, to the Service Agreement referenced above.  With the exception of this Appendix A, Revision No.3, all other terms and conditions of said Service Agreement shall remain in full force and effect.

Delta Natural Gas Company, Inc.                                                                                                Columbia Gas Transmission, LLC

By:           Stephen York                                                                                                By:           Mark Wilke
Its:                                                                                                Its:           Director Commercial Services
Date:           April 28, 2010                                                                                                Date:           April 27, 2010